                                                   Exhibit 99.1

Almost Family, Inc. Steve Guenthner (502) 891-1000	The Ruth Group Investor Relations Nick Laudico (646) 536-7030 nlaudico@theruthgroup.com

Almost Family Reports First Quarter 2014 Results

Louisville, KY, May 6, 2014 – Almost Family, Inc. (Nasdaq: AFAM), a leading regional provider of home health nursing and personal care services, announced today its financial results for the three months ended March 31, 2014.

First Quarter Highlights:
•	Record net service revenues of $120.0 million
•	Net income attributable to Almost Family, Inc. of $1.3 million, or $0.13 per diluted share
•	Diluted EPS from continuing operations of $0.14 including $0.20 of acquisition related expenses, excluding which diluted EPS would have been $0.34
•	Visiting Nurse segment net revenues were $95.7 million and Personal Care segment revenues were $24.3 million
•	Results include a full quarter of operating results from the acquisition of SunCrest on December 6, 2013 which added $0.13 to diluted EPS from continuing operations for the quarter

Comments on First Quarter 2014 Results
William Yarmuth, Chief Executive Officer, commented on the quarter: “We are pleased with our results for the quarter.  Our integration of SunCrest continues on target and we remain focused on adapting our operations to the challenges presented by the initiation of rebasing.  We continue to be extremely positive about the opportunity our SunCrest operations present for the long term growth of our organization.  We strongly believe home health care will play an ever increasing role in managing health care costs and we will continue to look to acquisitions in this area as a key component of our approach to building shareholder value.”

Steve Guenthner, President, added: “Consistent with the statements in our 2013 year-end release, we experienced some disruption of admission volumes in the highly competitive Florida market, where we have meaningful overlap with our acquired SunCrest branches.  We will continue to work through this expected integration challenge over the balance of 2014.  The Medicare rebasing adjustments to home health reimbursement will force us to address every opportunity to control costs without compromising the quality of care we provide to our patients.  That is a challenge that we are currently addressing and on which we will continue to focus as we move forward.”

Almost Family Reports First Quarter 2014 Results

May 6, 2014

Yarmuth concluded: “We want to thank our nearly 12,000 caring employees for their commitment and dedication to improving the lives of our patients, while helping us prudently and efficiently manage the costs of providing these critical patient services.”

The Company noted that rate cuts resulting from Medicare’s previously announced rebasing of home health reimbursement rates are being phased in over the four-year period from 2014 through 2017.

First Quarter Financial Results
Almost Family reported first quarter results that included a full quarter of operating results for the following acquisitions, as compared to our results for the first quarter of 2013:
•	The December 6, 2013 acquisition of SunCrest added $33.8 million to revenue ($29.9 million VN and $3.9 million PC) and $0.13 to diluted EPS from continuing operations.
•
As previously disclosed, one-time transaction costs, severance, wind-down, lease abandonment and transition costs related to the SunCrest transaction are expected to be between $7 million and $8 million incurred over the period from closing through the end of 2014.  Approximately $3.1 million ($0.20 per diluted share) of such costs were incurred in the quarter ended March 31, 2014.

•	The July 19, 2013 acquisition of Indiana Home Care Network added $2.6 million of revenue to the VN segment and $0.01 to diluted EPS from continuing operations
•
The October 4, 2013 acquisition of our 61% interest in Imperium lowered diluted EPS from continuing operations by $0.01.  Operating costs of $243,000 associated with Imperium are included in our corporate expenses.  Imperium did not generate any material revenue in the period.

Medicare rate cuts, from sequestration for episodes ending after March 31, 2013, combined with 2014’s rebasing cuts, reduced revenue and operating income by $1.8 million and diluted EPS from continuing operations by $0.12.  VN segment Medicare admissions decreased organically by 5.8%, primarily in our Florida operations where we have overlap with SunCrest operations.  Our PC segment hours of service and revenues grew by 5.3% organically and 8.0% through acquisition.

Our effective tax rate for the first quarter of 2014 was 41.5% compared to 37.1% for the first quarter of 2013.  The higher year to date 2014 income tax rate from continuing operations was primarily due to a benefit recognized in the first quarter of 2013 resulting from the January 2, 2013 retroactive extension of the Work Opportunity Tax Credit (WOTC).  The WOTC has not yet been extended for 2014.

Discontinued Operations
In the first quarter of 2014, the Company’s VN segment exited a market in the Northeast through the closure of a branch location. In conjunction with the SunCrest acquisition, the Company acquired some operations which had been discontinued prior to acquisition.  During the quarter ended June 30, 2013, the Company completed the sale of two Alabama locations, which operated in the VN segment.  The operations and any related gain on sale for these operations were reclassified from continuing operations into discontinued operations for all periods presented.

Almost Family Reports First Quarter 2014 Results

May 6, 2014

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(In thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Net service revenues	$120,032	$85,453
Cost of service revenues (excluding depreciation & amortization)	65,532	45,445
Gross margin	54,500	40,008
General and administrative expenses:
Salaries and benefits	33,658	24,351
Other	15,409	10,368
Deal and transition costs	3,115	11
Total general and administrative expenses	52,182	34,730
Operating income	2,318	5,278
Interest expense, net	(347)	(18)
Income before income taxes	1,971	5,260
Income tax expense	(817)	(1,950)
Net income from continuing operations	1,154	3,310

Discontinued operations:
Loss from operations, net
of tax of ($48) and ($51)	(70)	(63)
Gain on sale, net of tax	-	-
Loss on discontinued operations	(70)	(63)
Net income	1,084	3,247
Net loss - noncontrolling interests	189	-
Net income attributable to Almost Family, Inc.	$1,273	$3,247

Per share amounts-basic:
Average shares outstanding	9,293	9,254
Income from continuing operations attributable to Almost Family, Inc.	$0.14	$0.36
Discontinued operations	(0.01)	(0.01)
Net income attributable to Almost Family, Inc.	$0.13	$0.35

Per share amounts-diluted:
Average shares outstanding	9,426	9,338
Income from continuing operations attributable to Almost Family, Inc.	$0.14	$0.36
Discontinued operations	(0.01)	(0.01)
Net income attributable to Almost Family, Inc.	$0.13	$0.35

Almost Family Reports First Quarter 2014 Results

May 6, 2014

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31, 2014
ASSETS	(UNAUDITED)	December 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$8,359	$12,246
Accounts receivable - net	62,367	61,651
Prepaid expenses and other current assets	8,708	10,278
Deferred tax assets	13,532	11,532
TOTAL CURRENT ASSETS	92,966	95,707

PROPERTY AND EQUIPMENT - NET	7,450	8,142
GOODWILL	193,208	192,575
OTHER INTANGIBLE ASSETS	55,052	55,075
OTHER ASSETS	718	774
TOTAL ASSETS	$349,394	$352,273

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$10,688	$11,526
Accrued other liabilities	37,654	38,916
Current portion - notes payable and capital leases	167	702
TOTAL CURRENT LIABILITIES	48,509	51,144

LONG-TERM LIABILITIES:
Revolving credit facility	53,000	56,000
Deferred tax liabilities	27,081	25,580
Other liabilities	1,680	1,856
TOTAL LONG-TERM LIABILITIES	81,761	83,436
TOTAL LIABILITIES	130,270	134,580

NONCONTROLLING INTEREST - REDEEMABLE	3,639	3,639

STOCKHOLDERS' EQUITY:
Preferred stock, par value $0.05; authorized
2,000 shares; none issued or outstanding	-	-
Common stock, par value $0.10; authorized
25,000; 9,542 and 9,500
issued and outstanding	954	950
Treasury stock, at cost, 92 and 91 shares	(2,393)	(2,340)
Additional paid-in capital	104,161	103,858
Noncontrolling interest - nonredeemable	(299)	(203)
Retained earnings	113,062	111,789
TOTAL STOCKHOLDERS' EQUITY	215,485	214,054
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$349,394	$352,273

Almost Family Reports First Quarter 2014 Results

May 6, 2014

ALMOST FAMILY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(In thousands)
	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities:
Net income	$1,084	$3,247
Loss on discontinued operations, net of tax	(70)	(63)
Net income from continuing operations	1,154	3,310
Adjustments to reconcile income to net cash provided by operating activities:
Depreciation and amortization	1,102	627
Provision for uncollectible accounts	2,144	1,036
Stock-based compensation	414	287
Deferred income taxes	(362)	90
	4,452	5,350
Change in certain net assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(2,907)	(366)
Prepaid expenses and other current assets	1,554	1,624
Other assets	55	52
Accounts payable and accrued expenses	(2,770)	2,714
Net cash provided by operating activities	384	9,374

Cash flows from investing activities:
Capital expenditures	(350)	(688)
Acquisitions, net of cash acquired	-	-
Net cash used in investing activities	(350)	(688)

Cash flows from financing activities:
Credit facility repayments	(3,000)	-
Proceeds from stock options exercises	39	-
Purchase of common stock in connection with share awards	(52)	-
Tax impact of share awards	(54)	-
Payment of special dividend	(35)	-
Principal payments on notes payable and capital leases	(558)	-
Net cash used in financing activities	(3,660)	-

Cash flows from discontinued operations
Operating activities	(261)	(168)
Investing activities	-	(2)
Net cash used in discontinued operations	(261)	(170)

Net change in cash and cash equivalents	(3,887)	8,516
Cash and cash equivalents at beginning of period	12,246	26,120
Cash and cash equivalents at end of period	$8,359	$34,636

Almost Family Reports First Quarter 2014 Results

May 6, 2014

ALMOST FAMILY, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS
(UNAUDITED)
(In thousands)

	Three Months Ended March 31,
	2014		2013		Change
	Amount	% Rev	Amount	% Rev	Amount	%
Net service revenues:
Visiting Nurse	$95,756	79.8%	$66,551	77.9%	$29,205	43.9%
Personal Care	24,276	20.2%	18,902	22.1%	5,374	28.4%
	120,032	100.0%	85,453	100.0%	34,579	40.5%
Operating income before corporate expenses:
Visiting Nurse	9,507	9.9%	8,337	12.5%	1,170	14.0%
Personal Care	2,524	10.4%	1,998	10.6%	526	26.3%
	12,031	10.0%	10,335	12.1%	1,696	16.4%
Deal and transition costs	3,115	2.6%	11	0.0%	3,104	NM
Corporate expenses	6,598	5.5%	5,046	5.9%	1,552	30.8%
Operating income	2,318	1.9%	5,278	6.2%	(2,960)	-56.1%
Interest expense, net	(347)	-0.3%	(18)	0.0%	(329)	NM
Income tax expense	(817)	-0.7%	(1,950)	-2.3%	1,133	-58.1%
Net income from continuing operations	$1,154	1.0%	$3,310	3.9%	$(2,156)	-65.1%

Adjusted EBITDA from continuing operations	$6,949	5.8%	$6,203	7.3%	$746	12.0%

Almost Family Reports First Quarter 2014 Results

May 6, 2014

ALMOST FAMILY, INC. AND SUBSIDIARIES
VISITING NURSE SEGMENT OPERATING METRICS

	Three Months Ended March 31,
	2014		2013		Change
	Amount		Amount		Amount	%
Average number of locations	172		102		70	68.6%

All payors:
Patient months	81,451		54,582		26,869	49.2%
Admissions	25,189		16,253		8,936	55.0%
Billable visits	656,976		469,291		187,685	40.0%

Medicare:
Admissions	22,475	89%	14,956	92%	7,519	50.3%
Revenue (in thousands)	$88,872	93%	$61,738	93%	$27,134	44.0%
Revenue per admission	$3,954		$4,128		$(174)	-4.2%
Billable visits	570,864	87%	400,783	85%	170,081	42.4%
Recertifications	11,880		7,960		3,920	49.2%
Payor mix % of Admissions
Traditional Medicare Episodic	83.3%		91.0%		-7.7%
Replacement Plans Paid Episodically	3.1%		2.6%		0.5%
Replacement Plans Paid Per Visit	13.6%		6.4%		7.2%

Non-Medicare:
Admissions	2,714	11%	1,297	8%	1,417	109.3%
Revenue (in thousands)	$6,884	7%	$4,814	7%	$2,070	43.0%
Revenue per admission	$2,536		$3,712		$(1,175)	-31.7%
Billable visits	86,112	13%	68,508	15%	17,604	25.7%
Recertifications	1,514		1,337		177	13.2%
Payor mix % of Admissions
Medicaid & other governmental	23.8%		28.5%		-4.7%
Private payors	76.2%		71.5%		4.7%

PERSONAL CARE OPERATING METRICS

	Three Months Ended March 31,
	2014		2013		Change
	Amount		Amount		Amount	%
Average number of locations	61		61		-	0.0%

Admissions	1,436		1,089		347	31.9%
Patient months of care	19,594		17,339		2,255	13.0%
Billable hours	1,267,045		1,069,437		197,608	18.5%
Revenue per billable hour	$19.16		$17.67		$1.48	8.4%

Almost Family Reports First Quarter 2014 Results

May 6, 2014

Non-GAAP Financial Measure
The information provided in some of the tables in this release includes certain non-GAAP financial measures as defined under SEC rules.  In accordance with SEC rules, the Company has provided, in the supplemental information, a reconciliation of those measures to the most directly comparable GAAP measures.

Adjusted EBITDA
Earnings before interest, income taxes, depreciation and amortization (Adjusted EBITDA) is not a measure of financial performance under accounting principles generally accepted in the United States of America.  It should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating, investing or financing activities, or any other measure calculated in accordance with generally accepted accounting principles. The items excluded from Adjusted EBITDA are significant components in understanding and evaluating financial performance and liquidity. Management routinely calculates and communicates Adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within our industry to evaluate performance, measure leverage capacity and debt service ability, and to estimate current or prospective enterprise value. Adjusted EBITDA is also used in certain covenants contained in our credit agreement.

The following tables set forth a reconciliation of net income to Adjusted EBITDA:

ALMOST FAMILY, INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(In thousands)

	Three Months Ended March 31,
(in thousands)	2014	2013
Net income from continuing operations	$1,154	$3,310
Add back:
Interest expense	347	18
Income tax expense	817	1,950
Depreciation and amortization	1,102	627
Amortization of stock-based compensation	414	287
Earnings before interest, income taxes, depreciation and amortization (EBITDA) from continuing operations	3,834	6,192
Deal and transition costs	3,115	11
Adjusted EBITDA from continuing operations	$6,949	$6,203

About Almost Family, Inc.
Almost Family, Inc., founded in 1976, is a leading regional provider of home health nursing services, with branch locations in Florida, Ohio, Tennessee, Kentucky, Connecticut, New Jersey, Massachusetts, Indiana, Pennsylvania, Georgia, Missouri, Illinois, Mississippi and Alabama (in order of revenue significance).  Almost Family, Inc. and its subsidiaries operate a Medicare-certified segment and a personal care segment.  Almost Family operates over 230 branch locations in fourteen U.S. states.

Almost Family Reports First Quarter 2014 Results

May 6, 2014

Forward Looking Statements
All statements, other than statements of historical facts, included in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "expect," "believe," "estimate," "project," "anticipate," "continue," or similar terms, variations of those terms or the negative of those terms. These forward-looking statements are based on the Company's current plans, expectations and projections about future events.

Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties which could cause actual results to differ materially include: regulatory approvals or third-party consents may not be obtained; the impact of further changes in healthcare reimbursement systems, including the ultimate outcome of potential changes to Medicare reimbursement for home health services and to Medicaid reimbursement due to state budget shortfalls; the ability of the Company to maintain its level of operating performance and achieve its cost control objectives; changes in our relationships with referral sources; the ability of the Company to integrate acquired operations including obtaining synergies, integration objectives and anticipated timelines; government regulation; health care reform; pricing pressures from Medicare, Medicaid and other third-party payers; changes in laws and interpretations of laws relating to the healthcare industry; and the Company’s self-insurance risks.  For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2013, in particular information under the headings "Special Caution Regarding Forward-Looking Statements" and “Risk Factors.”  With regard to the Company’s recent investment in Imperium, in particular given that it is a development stage enterprise, there can be no assurance that its operational and developmental objectives will be realized or that any savings in healthcare spending or any participation in Medicare Shared Savings Program payments will be realized.  The Company undertakes no obligation to update or revise its forward-looking statements.